UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report:  April 1, 2005

 Date of earliest event reported:  April 1, 2005

NORTHWEST AIRLINES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23642	41-1905580

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2700 Lone Oak Parkway
Eagan Minnesota		55121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:

(612) 726-2111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2{b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

Northwest Airlines Corporation previously disclosed that it would hold its Annual Meeting of Stockholders on April 29, 2005 at the Hilton Hotel, 1335 Avenue of the Americas, New York, New York.  In prior years, the Company has held its Annual Meeting at the Equitable Center’s Auditorium at 787 Seventh Avenue, New York, New York.  The Equitable Center’s Auditorium was not available on April 29, 2005 for the 2005 Annual Meeting, but has become available on Thursday, June 30, 2005.  As a result, the Company has rescheduled its 2005 Annual Meeting of  Stockholders to be held on Thursday, June 30, 2005 at 9:30 a.m. Eastern Time at the Equitable Center’s Auditorium at 787 Seventh Avenue, New York, New York.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST AIRLINES CORPORATION

By:	/s/ Michael L. Miller
Michael L. Miller
Vice President, Law and Secretary

Dated:  April 1, 2005